EXHIBIT 23.2

Deloitte &
    Touche
----------
[GRAPHIC -- LOGO]
                         Chartered Accountants
                         -------------------------------------------------------
                         1 City Centre Drive           Telephone: (905) 803-5100
                         Suite 1100                    Facsimile: (905) 803-5101
                         Mississauga, Ontario L5S 1M2



                       CONSENT OF INDEPENDENT ACCOUNTANTS



         We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated December 23, 1994 appearing on page 25 of Sirco International Corp.'s Annual Report on Form 10-K for the fiscal year ended November 30, 1994.



/s/DELOITTE & TOUCHE

Chartered Accountants

January 22, 1996